SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In July 2017, the Company redeemed in cash the full outstanding amount under the NOK600 million senior unsecured bonds due 2017.
In July 2017, the Company agreed to sell the 1997-built Suezmax vessel Front Ardenne to an unrelated third party. The agreed net sales price for the vessel is approximately $12 million, including compensation receivable from Frontline Shipping for the early termination of the charters. Front Ardenne was delivered to its new owner in August 2017.
In August 2017, the Company agreed to extend the charters, at a lower charter rate, for two car carriers Glovis Conductor and Glovis Composer until mid-2018 from the current expiry in late August 2017 and late September 2017, respectively.

In August 2017, the Company took delivery of two 114,000 dwt LR2 newbuilding product tankers. Upon delivery, the vessels commenced their respective seven year time charters to Phillips 66, with options for the charterer to extend the period up to 12 years. The Company has finalized a $76 million long term bank financing for the vessels post-delivery, which was drawn in September 2017.

In August 2017, the Company entered into cross currency interest rate swap agreements swapping all principal and interest payments under the NOK500 million senior unsecured bonds to USD and to a fixed interest rate at an average of 6.91% per annum.
On August 30, 2017, the Board of Directors of the Company declared a dividend of $0.35 per share, which was paid in cash on September 29, 2017.
In September 2017, the Company awarded a total of 113,000 options to officers and employees, pursuant to the Company's Share Option Scheme. The options have a five year term and a three year vesting period and the first options will be exercisable from September 2018 onwards. The initial strike price is $14.30 per share.
In September 2017, the Company entered into amendment agreements relating to the five offshore supply vessels previously employed under long term bareboat charters to a fully guaranteed subsidiary of Deep Sea Supply Plc. The amendments were agreed in June 2017, subject to certain conditions, in connection with the merger between Deep Sea Supply Plc., Solstad Offshore ASA and Farstad Shipping ASA. The new listed entity is called Solstad Farstad ASA. The amendments include amongst others a reduction of the charter rates, an extension of the charters and the introduction of put options at the expiry of the charters. Following the merger, Solship, a wholly owned subsidiary of Solstad Farstad ASA, acts as charter guarantor under our agreements. Concurrently, the banks who finance the vessels have agreed to extend the loan period by approximately three years.
In September 2017, Seadrill announced that it has entered into a restructuring agreement (the “Restructuring Plan”) with more than 97% of its secured bank lenders, approximately 40% of its bondholders and a consortium of investors led by its largest shareholder, Hemen Holding Ltd, who is also the largest shareholder in the Company. The Company and three of the Company's subsidiaries, who own and lease the drilling rigs West Linus, West Hercules and West Taurus to Seadrill, have also entered into the Restructuring Plan. The Restructuring Plan will be implemented by way of prearranged chapter 11 cases. As part of the agreement, Ship Finance and its relevant subsidiaries have agreed to reduce the contractual charter hire payable by Seadrill by approximately 30% for a 5-year period starting in 2018, with the reduced amounts added back in the period thereafter. The call options on behalf of Seadrill under the relevant leases have also been amended as part of the restructuring plan. The leases for West Hercules and West Taurus will also be extended for a period of 13 months until December 2024, with amended purchase obligations at the new expiry of the charters. Concurrently, the banks who finance the three rigs have agreed to extend the loan period by approximately four years under each of the facilities, with reduced amortization in the extension period compared to today's level.